Rights Upon Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Description of Plan [Line Items]
Rights Upon Plan Termination	Rights Upon Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants would become 100% vested in their employer contributions and earnings thereon.